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                                                                       Exhibit 3


                JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)

         The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessary of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent it knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.


Date: September 13, 2001
                                               TEX-MEX PARTNERS, L.C.



                                                By: /s/ John C. Textor
                                                    -----------------------
                                                Name:  John C. Textor
                                                Its:   Managing Partner


                                                TEXTOR SECOND TIER LIMITED
                                                PARTNERSHIP


                                                By:   TEXTOR SECOND TIER, INC.
                                                Its:  General Partner


                                                By: /s/ John C. Textor
                                                    -----------------------
                                                    Name:  John C. Textor
                                                    Its:   President


                                                TEXTOR SECOND TIER, INC.


                                                By: /s/ John C. Textor
                                                    -----------------------
                                                    Name:  John C. Textor
                                                    Its:   Managing Member



                                                TEXTOR FIRST TIER, INC.


                                                By: /s/ John C. Textor
                                                    -----------------------
                                                    Name:  John C. Textor
                                                    Its:   President

                                                   /s/ John C. Textor
                                                   ------------------------
                                                   By:  John C. Textor